EQ Advisors TrustSM

AXA/Franklin Templeton Allocation Managed Volatility Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2018

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2018, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2017, are incorporated by reference into this Summary Prospectus. You canfind the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with avariable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Primarily seeks capital appreciation and secondarily seeks income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.05%	0.05%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.16%	0.16%
Acquired Fund Fees and Expenses	0.82%	0.82%
Total Annual Portfolio Operating Expenses	1.28%	1.28%
Fee Waiver and/or Expense Reimbursement†	–0.03%	–0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2019 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IA and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2019.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$127	$403	$699	$1,543
Class IB Shares	$127	$403	$699	$1,543

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio and AXA/Templeton Global Equity Managed Volatility Portfolio (the “Underlying Portfolios”), each of which is a separate portfolio managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”). The Underlying Portfolios, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on approximately an equal basis (33 1/3%) among each of the Underlying Portfolios.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser

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has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objectives. Each Underlying Portfolio is managed by the Adviser and sub-advised by Franklin Advisers, Inc. (AXA/Franklin Balanced Managed Volatility Portfolio), Franklin Mutual Advisers, LLC (AXA/Mutual Large Cap Equity Managed Volatility Portfolio) or Templeton Global Advisors Limited (AXA/Templeton Global Equity Managed Volatility Portfolio) (together, the “Sub-Advisers”) and another sub-adviser that sub-advises the portion of each Underlying Portfolio’s assets that seeks to track (before fees and expenses) the performance of an index or indices with minimal tracking error, which is commonly referred to as an indexing strategy. The Adviser reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The AXA/Franklin Balanced Managed Volatility Portfolio seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. This portfolio’s assets normally are allocated among two distinct portions: one portion is actively managed (the “Active Allocated Portion”) and one portion seeks to track the performance (before fees and expenses) of a particular index or indices (the “Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities, including convertible securities. Debt securities in which the Active Allocated Portion may invest include investment grade and below investment grade fixed income securities (also known as high yield or “junk” bonds and which may be illiquid), asset- and mortgage-backed securities, and, to a limited extent, loan participations and government securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, respectively. The portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The AXA/Mutual Large Cap Equity Managed Volatility Portfolio seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the portfolio. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities), which, for the portfolio, means companies with market capitalizations of $5 billion or more at the time of purchase. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Sub-Adviser to the Active Allocated Portion believes are undervalued, including, to a lesser extent risk arbitrage securities and securities of distressed companies. The Active Allocated Portion invests predominantly in large-cap companies but it may invest up to 20% of its net assets in smaller companies as well. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The AXA/Templeton Global Equity Managed Volatility Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests primarily in equity securities of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index and the Morgan Stanley Capital International EAFE Index, respectively. The portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

A portfolio’s investments in derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the portfolio’s gain or loss.

Detailed information about the Underlying Portfolios is available in each Underlying Portfolio’s Prospectus.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

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Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the

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convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Credit Risk — The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Distressed Companies Risk — Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

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Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Index Strategy Risk — The Portfolio employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

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Liquidity Risk — The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

•	Loan Risk — Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Portfolio may be

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required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Mid-Cap and Small-Cap Company Risk — The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Mortgage-Related and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt. Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Moreover, declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

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Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•	Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

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Risks of Investing in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Special Situations Risk — The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

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Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between the relevant market index and the metrics that the Adviser uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used. In addition, volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Underlying Portfolio as an investment option in their products.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-, five- and ten-years through December 31, 2017 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.22% (2009 2nd Quarter)	–19.24% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Class IA Shares	14.97%	9.73%	4.66%
AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Class IB Shares	14.97%	9.73%	4.55%
66% Volatility Managed Index–Large Cap Core/ 17% Volatility Managed Index–International / 17% BIG/C (reflects no deduction for fees, expenses, or taxes)	18.81%	11.99%	7.97%

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	One Year	Five Years	Ten Years
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”) (reflects no deduction for fees, expenses, or taxes)	2.14%	1.50%	3.32%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day when the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts, qualified plans and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account or plan, and exchanges and redemptions of Portfolio shares made by such an account or plan, ordinarily do not cause the holders of underlying Contracts or plan participants or beneficiaries to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders, plan participants or beneficiaries generally are taxed only on amounts they withdraw from their Contract or plan. See the prospectus for your Contract or your plan documentation for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public, but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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